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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2009

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           NEW JERSEY                001-33088                 22-2956711
           ----------                ---------                 ----------
 (State Or Other Jurisdiction       (Commission               (IRS Employer
      Of Incorporation)             File Number)            Identification No.)


                   135 CHESTNUT RIDGE ROAD, MONTVALE, NJ 07645
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01.     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
               RULE OR STANDARD; TRANSFER OF LISTING.

         On February 26, 2009, Ivivi Technologies, Inc. (the "Company") received a letter (the "Nasdaq Letter") from the staff (the "Staff") of The Nasdaq Stock Market ("Nasdaq"), pursuant to which the Staff notified the Company that the Company does not comply with Nasdaq Marketplace Rule 4310(c)(3), which requires the Company to have a minimum of $2,500,000 in stockholders' equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. The Staff is reviewing the Company's eligibility for continued listing on The Nasdaq Capital Market.

         The Staff has requested that the Company provide it with a specific plan to achieve and sustain compliance with all The Nasdaq Capital Market listing requirements, including the time frame for completion of the plan. Pursuant to Nasdaq Marketplace Rule 4803, the Company is required to provide the Staff with its plan within 105 days of the date of the Nasdaq Letter. The Company intends to submit its plan to the Staff within the requisite 105-day period. If after the conclusion of its review process, the Staff determines that the Company's plan does not adequately address the issues noted, the Staff will provide written notification that the Company's securities will be delisted from The Nasdaq Capital Market. At that time, the Company may appeal the Staff's decision to a Nasdaq Listing Qualification Panel.

         Under the Nasdaq Marketplace Rules, the Company's common stock will continue to be listed on The Nasdaq Capital Market, subject to the Company's compliance with other continued listing requirements. Although the Company intends to cure its deficiency and return to compliance with the continued listing requirements of the Nasdaq Marketplace Rules, there can be no assurance that it will be able to do so.

         On February 27, 2009, the Company issued a press release announcing its receipt of the Nasdaq Letter. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 23, 2009, Ivivi Technologies, Inc. (the "Company") issued a press release regarding results for the fiscal quarter ended December 31, 2008. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Company's results of operations and financial condition as of and for the fiscal quarter ended December 31, 2008. In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.2, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

FORWARD LOOKING STATEMENTS

         This Current Report on Form 8-K, including Exhibit 99.2, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of


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historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

                  Exhibit 99.1 - Press release, dated February 27, 2009,
                                 regarding receipt of the Nasdaq Letter.

                  Exhibit 99.2 - Press release, dated February 23,
                                 2009, regarding results for the fiscal
                                 quarter ended December 31, 2008 (Exhibit
                                 99.2 is furnished as part of this Current
                                 Report on Form 8-K).








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           IVIVI TECHNOLOGIES, INC.


                                            By: /s/ Alan V. Gallantar
                                                -------------------------------
                                                Name:  Alan V. Gallantar
                                                Title:   Chief Financial Officer


Date:    February 27, 2009






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